Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2014
Summary Of Significant Accounting Policies [Abstract]
Principles Of Consolidation

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Chemed Corporation and its wholly owned subsidiaries.  All significant intercompany transactions have been eliminated.

We have analyzed the provisions of the Financial Accounting Standards Board (“FASB”) authoritative guidance on the consolidation of variable interest entities relative to our contractual relationships with Roto-Rooter’s independent contractors and franchisees.  The guidance requires the primary beneficiary of a Variable Interest Entity (“VIE”) to consolidate the accounts of the VIE.  Based upon the guidance provided by the FASB, we have concluded that neither the independent contractors nor the franchisees are VIEs.

Cash Equivalents	CASH EQUIVALENTS Cash equivalents comprise short-term, highly liquid investments, including money market funds that have original maturities of three months or less.
Accounts And Loans Receivable

ACCOUNTS AND LOANS RECEIVABLE

Accounts and loans receivable are recorded at the principal balance outstanding less estimated allowances for uncollectible accounts.  For the Roto-Rooter segment, allowances for trade accounts receivable are generally provided for accounts more than 90 days past due, although collection efforts continue beyond that time.  Due to the small number of loans receivable outstanding, allowances for loan losses are determined on a case-by-case basis.  For the VITAS segment, allowances for accounts receivable are provided on accounts based on expected collection rates by payer types. The expected collection rate is based on both historical averages and known current trends.  Final write-off of overdue accounts or loans receivable is made when all reasonable collection efforts have been made and payment is not forthcoming.  We closely monitor our receivables and periodically review procedures for granting credit to attempt to hold losses to a minimum.

 We make appropriate provisions to reduce our accounts receivable balance for any governmental or other payer reviews resulting in denials of patient service revenue.  We believe our hospice programs comply with all payer requirements at the time of billing.  However, we cannot predict whether future billing reviews or similar audits by payers will result in material denials or reductions in revenue.

Concentration Of Risk

CONCENTRATION OF RISK

As of December 31, 2014 and 2013, approximately 61% and 60%, respectively, of VITAS’ total accounts receivable balance were due from Medicare and 31% and 31%, respectively, of VITAS’ total accounts receivable balance were due from various state Medicaid programs.  Combined accounts receivable from Medicare and Medicaid represent 83% of the consolidated net accounts receivable in the accompanying consolidated balance sheet as of December 31, 2014.

As further described in Note 19, we have agreements with one vendor to provide specified pharmacy services for VITAS and its hospice patients.  In 2014 and 2013, respectively, purchases made from this vendor represent approximately 90% of all pharmacy services used by VITAS.

Inventories

INVENTORIES

Substantially all of the inventories are either general merchandise or finished goods.  Inventories are stated at the lower of cost or market.  For determining the value of inventories, cost methods that reasonably approximate the first-in, first-out (“FIFO”) method are used.

Depreciation And Properties And Equipment

DEPRECIATION AND PROPERTIES AND EQUIPMENT

Depreciation of properties and equipment is computed using the straight-line method over the estimated useful lives of the assets.  Leasehold improvements are amortized over the lesser of the remaining lease terms (excluding option terms) or their useful lives.  Expenditures for maintenance, repairs, renewals and betterments that do not materially prolong the useful lives of the assets are expensed as incurred. The cost of property retired or sold and the related accumulated depreciation are removed from the accounts, and the resulting gain or loss is reflected currently in other income, net.

Expenditures for major software purchases and software developed for internal use are capitalized and depreciated using the straight-line method over the estimated useful lives of the assets.  For software developed for internal use, external direct costs for materials and services and certain internal payroll and related fringe benefit costs are capitalized in accordance with the FASB’s authoritative guidance on accounting for the costs of computer software developed or obtained for internal use.

The weighted average lives of our property and equipment at December 31, 2014, were:

Buildings and building improvements	11.5	yrs.
Transportation equipment	11.8
Machinery and equipment	5.5
Computer software	4.9
Furniture and fixtures	4.9

Goodwill And Intangible Assets

GOODWILL AND INTANGIBLE ASSETS

Identifiable, definite-lived intangible assets arise from purchase business combinations and are amortized using either an accelerated method or the straight-line method over the estimated useful lives of the assets.  The selection of an amortization method is based on which method best reflects the economic pattern of usage of the asset.  The weighted average lives of our identifiable, definite-lived intangible assets at December 31, 2014, were:

Covenants not to compete	6.4	yrs.
Reaquired franchise rights	6.5
Referral networks	10.0
Customer lists	13.3

The date of our annual goodwill and indefinite-lived intangible asset impairment analysis is October 1.  The VITAS trade name is considered to have an indefinite life.  We also capitalize the direct costs of obtaining licenses to operate either hospice programs or plumbing operations subject to a minimum capitalization threshold.  These costs are amortized over the life of the license using the straight line method.  Certificates of Need (CON), which are required in certain states for hospice operations, are generally granted without expiration and thus, we believe them to be indefinite-lived assets subject to impairment testing.

We consider that Roto-Rooter Corp. (RRC), Roto-Rooter Services Co. (RRSC) and VITAS are appropriate reporting units for testing goodwill impairment.  We consider RRC and RRSC separate reporting units but one operating segment.  This is appropriate as they each have their own set of general ledger accounts that can be analyzed at “one level below an operating segment” per the definition of a reporting unit in FASB guidance.

In July 2012, the FASB issued Accounting Standards Update (“ASU”) No. 2012-02 – Intangibles Goodwill and Other which provided additional guidance related to the impairment testing of indefinite-lived intangible assets.  ASU No. 2012–02 allows an entity to first assess qualitative factors to determine whether it is necessary to perform further impairment testing.  The revised guidance was effective for fiscal years beginning after September 15, 2012, but early adoption was permitted.  Our impairment testing date is October 1 of each year and we adopted the new guidelines in the third quarter of 2012.

We completed our qualitative analysis for impairment of goodwill and our indefinite-lived intangible assets as of October 1, 2014.  Based on our assessment, we do not believe that it is more likely than not that our reporting units or indefinite-lived assets fair values are less than their carrying values.

Long-Lived Assets

LONG-LIVED ASSETS

If we believe a triggering event may have occurred that indicates a possible impairment of our long-lived assets, we perform an estimate and valuation of the future benefits of our long-lived assets (other than goodwill, the VITAS trade name and capitalized CON costs) based on key financial indicators. If the projected undiscounted cash flows of a major business unit indicate that property and equipment or identifiable, definite-lived intangible assets have been impaired, a write-down to fair value is made.

Other Assets

OTHER ASSETS

Debt issuance costs are included in other assets.  Issuance costs related to revolving credit agreements are amortized using the straight line method, over the life of the agreement.  All other issuance costs are amortized using the effective interest method over the life of the debt.

Revenue Recognition

REVENUE RECOGNITION

Both the VITAS segment and Roto-Rooter segment recognize service revenues and sales when the earnings process has been completed.  Generally, this occurs when services are provided or products are delivered.  Sales of Roto-Rooter products, including drain cleaning machines and drain cleaning solution, comprise less than 3% of our total service revenues and sales for each of the three years in the period ended December 31, 2014.

Charity Care

CHARITY CARE

VITAS provides charity care, in certain circumstances, to patients without charge when management of the hospice program determines that the patient does not have the financial wherewithal to make payment.  There is no revenue or associated accounts receivable in the accompanying consolidated financial statements related to charity care.

The cost of providing charity care during the years ended December 31, 2014, 2013 and 2012, was $7.3 million, $7.5 million and $8.4 million, respectively and is included in cost of services provided and goods sold.  The cost of charity care is calculated by taking the ratio of charity care days to total days of care and multiplying by total cost of care.

Sales Tax

SALES TAX

The Roto-Rooter segment collects sales tax from customers when required by state and federal laws.  We record the amount of sales tax collected net in the accompanying consolidated statement of income.

Guarantees

GUARANTEES

In the normal course of business, Roto-Rooter enters into various guarantees and indemnifications in our relationships with customers and others.  These arrangements include guarantees of services for periods ranging from one day to one year and product satisfaction guarantees.  At December 31, 2014 and 2013, our accrual for service guarantees and warranty claims was $350,000 and $321,000 respectively.

Operating Expenses

OPERATING EXPENSES

Cost of services provided and goods sold (excluding depreciation) includes salaries, wages and benefits of service providers and field personnel, material costs, medical supplies and equipment, pharmaceuticals, insurance costs, service vehicle costs and other expenses directly related to providing service revenues or generating sales.  Selling, general and administrative expenses include salaries, wages, stock option expense and benefits of selling, marketing and administrative employees, advertising expenses, communications and branch telephone expenses, office rent and operating costs, legal, banking and professional fees and other administrative costs.  The cost associated with VITAS sales personnel is included in cost of services provided and goods sold (excluding depreciation).

Advertising

ADVERTISING

We expense the production costs of advertising the first time the advertising takes place.  The costs of telephone directory listings are expensed when the directories are placed in circulation.  These directories are generally in circulation for approximately one year, at which point they are typically replaced by the publisher with a new directory.  We generally pay for directory placement assuming it is in circulation for one year.  If the directory is in circulation for less than or greater than one year, we receive a credit or additional billing, as necessary.  We do not control the timing of when a new directory is placed in circulation.  We pay for and expense the cost of internet advertising and placement on a “per click” basis.  Advertising expense for the year ended December 31, 2014, was $32.8 million (2013 – $31.0 million; 2012 - $29.2 million).

Computation Of Earnings Per Share

COMPUTATION OF EARNINGS PER SHARE

Earnings per share are computed using the weighted average number of shares of capital stock outstanding.  Diluted earnings per share reflect the dilutive impact of our outstanding stock options and nonvested stock awards.  Stock options whose exercise price is greater than the average market price of our stock are excluded from the computation of diluted earnings per share.

Stock-Based Compensation Plans

STOCK-BASED COMPENSATION PLANS

Stock-based compensation cost is measured at the grant date, based on the fair value of the award and recognized as expense over the employee’s requisite service period on a straight-line basis.

Insurance Accruals

INSURANCE ACCRUALS

For our Roto-Rooter segment and Corporate Office, we self-insure for all casualty insurance claims (workers’ compensation, auto liability and general liability).  As a result, we closely monitor and frequently evaluate our historical claims experience to estimate the appropriate level of accrual for self-insured claims.  Our third-party administrator (“TPA”) processes and reviews claims on a monthly basis.  Currently, our exposure on any single claim is capped at $750,000.  In developing our estimates, we accumulate historical claims data for the previous 10 years to calculate loss development factors (“LDF”) by insurance coverage type.  LDFs are applied to known claims to estimate the ultimate potential liability for known and unknown claims for each open policy year.  LDFs are updated annually.  Because this methodology relies heavily on historical claims data, the key risk is whether the historical claims are an accurate predictor of future claims exposure.  The risk also exists that certain claims have been incurred and not reported on a timely basis.  To mitigate these risks, in conjunction with our TPA, we closely monitor claims to ensure timely accumulation of data and compare claims trends with the industry experience of our TPA.

For the VITAS segment, we self-insure for workers’ compensation claims.  Currently, VITAS’ exposure on any single claim is capped at $1,000,000. For VITAS’ self-insurance accruals for workers’ compensation, the valuation methods used are similar to those used internally for our other business units.

Our casualty insurance liabilities are recorded gross before any estimated recovery for amounts exceeding our stop loss limits.  Estimated recoveries from insurance carriers are recorded as accounts receivable.

Taxes On Income

TAXES ON INCOME

Deferred taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carry-forwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amount of assets and liabilities and their tax basis.  Deferred tax assets are reduced by a valuation allowance when, in our opinion, it is more likely than not that some portion or all of the deferred tax assets will not be realized due to insufficient taxable income within the carryback or carryforward period available under the tax laws. Deferred tax assets and liabilities are adjusted for the effects of changes in laws and rates on the date of enactment.

We are subject to income taxes in Canada, U.S. federal and most state jurisdictions.  Significant judgment is required to determine our provision for income taxes.  Our financial statements reflect expected future tax consequences of such uncertain positions assuming the taxing authorities’ full knowledge of the position and all relevant facts.

Contingencies

CONTINGENCIES

As discussed in Note 18, we are subject to various lawsuits and claims in the normal course of our business.  In addition, we periodically receive communications from governmental and regulatory agencies concerning compliance with Medicare and Medicaid billing requirements at our VITAS subsidiary.  We establish reserves for specific, uninsured liabilities in connection with regulatory and legal action that we deem to be probable and estimable.  We record legal fees associated with legal and regulatory actions as the costs are incurred.  We disclose material loss contingencies that are probable but not reasonably estimable and those that are at least reasonably possible.

Estimates

ESTIMATES

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.  Disclosures of aftertax expenses and adjustments are based on estimates of the effective income tax rates for the applicable segments.